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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 1, 2004

Main Street Banks, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia (State of Incorporation)	000-25128 (Commission File No.)	58-2104977 (IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant's Telephone Number, including Area Code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        On October 1, 2004 Main Street Banks, Inc. (the "Registrant") issued a press release announcing its intention to offer for sale in an underwritten public offering approximately $50 million of its common stock within the next 90 days pursuant to its effective universal shelf registration statement. A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)
Exhibits.

99.1
Press Release of Registrant, dated October 1, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 1, 2004	MAIN STREET BANKS, INC.
	By:	/s/ EDWARD C. MILLIGAN Edward C. Milligan Chairman and Chief Executive Officer

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Exhibit Index

Exhibit Number	Description of Document
99.1	Press Release of Registrant, dated October 1, 2004.

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  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit Index